Exhibit 99.1

NEWS RELEASE

IMMEDIATE RELEASE

DATE: April 16, 2015

MEDIA CONTACT: Dan Lombardo, InvenTrust Properties Corp.

630-570-0605 or dan.lombardo@InvenTrustProperties.com

INLAND AMERICAN REAL ESTATE TRUST INC. CHANGES ITS NAME TO

INVENTRUST PROPERTIES CORP.

Oak Brook, Ill. – Inland American Real Estate Trust, Inc. today announced today that it has changed its name to InvenTrust Properties Corp. (“InvenTrust” or “Company”), effective immediately. The Company’s new website address is www.inventrustproperties.com.

“Following the successful completion of our self-management transactions and the spin-off of our lodging platform, we believe the time is right to highlight and develop a brand that is independent from our sponsor,” said Thomas P. McGuinness, President and Chief Executive Officer of InvenTrust. “Our new name is consistent with our multi-tenant retail strategy to bring innovation and invention to the way we operate our open air centers. We are distinguishing ourselves in the retail business by working in partnership and in collaboration with our retailers for shared success. With our leadership team’s extensive retail experience, we are building a strong foundation for our company and earning a reputation for reliability with our business partners.”

In addition to its new name, InvenTrust is adopting a new logo and branding messages that emphasize the Company’s role as a leader in the open air shopping center space. The logo, which consists of two interfacing half circles symbolize the energy, collaboration, forward motion and growth potential of InvenTrust, and its strong connections to its retailers.

“Our retail strategy is differentiated by our regional and direct leasing offices in Dallas, Houston, Atlanta and Phoenix. Each of these offices provides us on-the-ground expertise and extensive insight into these markets, which are experiencing job, wage and population growth,” McGuinness said.

InvenTrust also continues to develop and expand its student housing business, University House Communities, with tactical acquisitions and development of new, best-in-class properties at leading national universities. Based in Dallas and led by its President Travis Roberts, University House has 14 properties with 7,986 beds and five additional properties in developments.

“We are excited about the growth prospects for our Company as we move forward and implement our strategy and introduce the name InvenTrust Properties to our customers, business partners, investors, lenders and other stakeholders,” McGuinness added. “We are working to make 2015 a year of successful execution through excellent balance sheet management and thoughtful capital allocations.”

NEWS RELEASE

ABOUT INVENTRUST PROPERTIES CORPORATION

InvenTrust became a self-managed real estate investment trust in 2014; it owns 108 multi-tenant retail properties, comprising 15.5 million square feet of retail space in 24 states. In addition, its student housing business, University House Communities, has 14 properties with 7,986 beds and five additional properties in development. InvenTrust also owns 6.4 million square feet of non-core, office and industrial buildings.

Forward-Looking Statements Disclaimer

Forward-looking statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, our ability to execute on our strategy and our ability to build our core multi-tenant retail and student housing portfolios and position our Company for growth. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.